Q1 2020 Investor Presentation NASDAQ: BIOS

Disclaimer This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we may make regarding future revenues, future earnings, regulatory developments, market developments, new products and growth strategies, integration activities and the effects of any of the foregoing on our future results of operations or financial conditions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation; and (iv) the loss of one or more key payers. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our reports as filed with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. All of the forward-looking statements herein are qualified by these cautionary statements. ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 2

Option Care Health at a Glance • Nation’s largest independent provider of home and 45 alternate site infusion services, licensed in all 50 states states • Clinical leadership and technology-enabled patient- 96% centered model of U.S. population covered National Footprint 3Q’19 Results (in millions) $2.7bn+ $616 combined 2018 revenue ~2,900 skilled clinicians $138 Top 10 $35 payers all in-network Revenue Gross Adj. 500+ Profit EBITDA frontline selling resources Option Care Health is reimagining the infusion care experience for patients, customers and employees ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 3

Leading Position in a Large and Growing Market1 U.S. Competitive Landscape – Home U.S. Infusion Market 1% Includes: hospitals, $100 B physician outpatient 6% / offices, SNFs and home 10% infusion $12 B U.S. Home Infusion Market 45% $12B 17% / Lowest-cost setting; growing penetration of overall market 21% Option Care Health $2.7 B2 Largest independent  Top 5 providers account for provider approximately half of the U.S. market  Significant market opportunity with 800+ infusion companies in the U.S. The U.S. Home Infusion Market is Growing by an Estimated 5-7% Per Year ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 1Market share based on management estimates 4 2Based on 2018 proforma revenue

Investment Highlights  Only independent national provider in network with all national payers  Right side of healthcare – independent, low cost care setting, patient centric  Large, growing and highly fragmented market  Significant merger-related cost synergies expected  Improved free cash flow generation  Balanced payer mix with mostly commercial reimbursement… low “pen stroke” risk  Seasoned management team ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 5

On the Right Side of Healthcare Trends The Home is the Disruptive Service Model within the Infusion Market Remicade infusion example IG infusion example $10,000 $9,800 ~44% cost savings ~77% cost savings $5,500 $2,300 The right place, the right team, and the right time. Outpatient Hospital Outpatient Hospital Home Infusion Setting Home Infusion Setting Average cost for one infusion therapy cycle of Remicade (includes cost of drug) Average cost for one infusion therapy cycle (includes cost of drug) Care is moving from the Hospital… …to the Home • Higher cost setting • $4 billion potentially saved annually by shifting care to the home or alternate site • Potential for significant waste • Lower cost, safer site of care; lower risk of infection • Less desirable outcomes, including infections and preventable deaths • Patient preference, resulting in better quality of life ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 6

Strength in Diversity Therapy Revenue Split Payer Mix1 ~13% ~40% ~60% ~87% Acute Commercial Chronic Government • No therapy category represents more • No payer more than 15% of revenue than 20% of revenue • Low direct government reimbursement risk • Broad portfolio of chronic and acute • Productive payer relationships given therapies including more than 50 limited independence distribution therapies 1Commercial also includes Medicare Advantage, Managed Medicaid and Patient Pay Balanced revenue base across therapies and payers ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 7

Acute vs Chronic Therapy Portfolios Acute Chronic ~40% % of Net Revenue ~60% 50-70% Product Margin 10-25% Shorter, typically Average length of Longer, typically months 1-12 weeks treatment or for life Anti-infectives, Immunoglobulin, nutritional support, Therapies inflammatory, other inotropic therapy chronic conditions Branded, specialty Generic, branded Type of drug utilized biologic, limited distribution Hospital Case Management / Physician Typical referral source Physician / Specialist ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 8

Synergy Capture Roadmap Network Savings $20-$25M 18-24 months to realization Optimize assets to best serve the market SG&A Optimization $60M+ 12-18 months to realization $35-$40M Streamline corporate and administrative Annualized functions Net Savings1 Procurement Synergies 9 -12 months to realization $10-$15M Maximize procurement savings and combined organization 3Q 2019 Year End 2021 1Represents high-confidence level synergies estimate before cost to implement ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 9

Expanding Payer Relationships •Renewed and expanded multi-year contracts with United Healthcare and Aetna • Standardized national agreements across entire geographic footprint • Broadened therapy offering leveraging LDD portfolio • Included in both payers’ limited “preferred network” •Executed new hemophilia clinical collaboration program with Highmark Blue Cross Blue Shield ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 10

Recent Developments •Continued strong progress on integration efforts and synergy realization which remain on schedule and consistent with expectations •Initiated efforts to modify public listing which are expected to be effective in early February • Ticker symbol to change to “OPCH” • Filed 14C with SEC to execute a 1-for-4 reverse stock split • Migration from Nasdaq Capital Market Exchange to Global Select Exchange ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 11

Roadmap for Growth Realize synergy opportunities • Execution of defined short and longer-term integration synergies • Utilize improved capital structure and liquidity position to create investment plan Optimize and expand offerings • Alignment of acute and chronic sales activity against top market opportunities • Therapeutic-level market penetration and potential to increase share Capture the ambulatory setting • Optimization of Ambulatory Infusion Suite footprint and business model • Implement strategies to drive utilization Add value to payer relationships • Partnerships and site-of-care initiatives to drive patient volume • Opportunities to expand and evolve economic relationship Invest in growth enablers • Technology investments (internal and customer facing applications) • Additional opportunities to leverage clinical expertise • Data analytics and outcome reporting ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 12

Proven, Experienced Leadership Team John Rademacher Mike Shapiro Harriet Booker Chris Hartman Rich Denness Chief Executive Officer Chief Financial Officer Chief Operating Officer Chief Growth Officer Chief Strategy Officer o Joined Option Care in o Joined Option Care in o Joined Option Care o Joined Option Care in o Joined Option Care 2015 as COO and was 2015 as CFO Health in August 2018 as Chief Health in August appointed CEO in 2018 o Served as SVP and 2019 as COO Commercial Officer, 2019 as Chief o Served as President and CFO of Catamaran following the merger named Chief Growth Strategy Officer General Manager at Corporation and as with Bioscrip, where Officer of Option following the merger Cardinal Health CFO of Rexnord she held the same Care Health in August with Bioscrip, where Ambulatory Care and Corporation position since 2018 2019 he served as Chief Nuclear and Pharmacy o Former Executive o Served as Vice Commercial Officer Services divisions o Spent fifteen years Vice President of President, North since 2018 with Baxter Sales and COO for America for Stryker o Former GM at o Former President at International, holding Coram/CVS Specialty Neurovascular Schering-Plough, CareAllies and COO of multiple positions of Infusion Services o Led U.S. Sales for President at IVAX the CIGNA Behavioral increasing o Prior to that, served Baxter International’s Laboratories, VP, Health business responsibility in various senior and BioSurgery Group Neurology at UCB, o Began career at executive-level roles and spent sixteen and CEO at Vycor Deloitte and is a CPA at Walgreens – years with Boston Medical (inactive) Option Care Scientific Corporation in sales and marketing leadership roles ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 13

Q3 2019 Financial Highlights $ in millions Net Revenue Adjusted EBITDA Quarterly Highlights • Revenue of $616M, up 24.7% on a $616 $35 reported basis; up 2.3% on a comparable basis $494 • Gross margin of 22.4% increased 50 $26 bps on a reported basis • Adj. EBITDA of $35M, up 32.1% on a reported basis, mid-teens growth on a comparable basis o Impacted by bad debt policy harmonization • Strong liquidity with $53M in cash and no borrowings on $150M revolver Q3 2018 Q3 2019 Q3 2018 Q3 2019 • Funded initial integration strategy with cash on hand • Management expects to provide 2020 guidance with Q4 2019 results Note: Results on an as reported basis unless otherwise stated ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 14

Improved Capital Structure $ in millions Q3’19 Capital Structure Key Highlights Pro Forma Capitalization • Simple capital structure First Lien Term Loan $925 Second Lien 400 • $150mm ABL Revolver - Strong liquidity Total Debt $1,325 Cash 53 • Covenant-lite Net Debt $1,272 • Path to deleveraging Leverage Profile Total First Lien Debt / PF Adj. EBITDA 4.1x1 Total Debt / PF Adj. EBITDA 5.9x1 1 Based on Adj. EBITDA of $214.1mm as of 9/30/19 as defined by the First Lien Credit Agreement ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 15

Mike Shapiro Bob East, Asher Dewhurst, Jordan Kohnstam Chief Financial Officer Westwicke (312) 940-2538 (413) 213-0500 mike.shapiro@optioncare.com optioncarehealth@westwicke.com ©2019 Option Care Health, Inc. All rights reserved. 19OCH00004 16